Transforming the Possible in Neuroscience Topline Data for Phase 1b Trial of CVL-231 in Schizophrenia June 2021 Exhibit 99.2

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Agenda Introduction Overview CVL-231 Background and MOA Trial Design & Results Q&A All Matthew Calistri Vice President, Investor Relations Tony Coles, M.D. Chairperson & Chief Executive Officer John Renger, Ph.D. Chief Scientific Officer Raymond Sanchez, M.D. Chief Medical Officer

Summary of Topline Results Both doses of CVL-231 demonstrated clinically meaningful improvements in PANSS Total Score: 30 mg QD: -19.5 pts at week 6 20 mg BID: -17.9 pts at week 6 Statistically significant difference in PANSS Total Score versus placebo*: 30 mg QD: -12.7 pts (p=0.023) at week 6 20 mg BID: -11.1 pts (p=0.047) at week 6 Clinically meaningful improvements in both PANSS Positive and PANSS Negative subscales Generally well-tolerated: Discontinuation rates similar between treatment and placebo (22% for each arm including placebo) Not associated with extrapyramidal side effects or weight gain Gastrointestinal (GI) side effects were infrequent and were similar between treatment and placebo Serious adverse events included COVID-19, accidental overdose, and exacerbation of schizophrenia (one instance of each) Data support advancing CVL-231 into Phase 2 program in schizophrenia and evaluating the potential for this mechanism in additional indications, including dementia-related psychosis *Trial originally designed to be 59% powered to detect 7 point difference in PANSS total score vs. placebo

Cerevel's M4 PAM is a Potential Next Generation Antipsychotic

M4 PAM (CVL-231)
Potential New Standard of Care

Opportunity for Innovation in Schizophrenia
Current Standard of Care Uses Same Mechanism of Action (MOA) as Therapies from the 1950s

Potential First-in-Class Therapy with Novel MOA

M4 Selective

Targeted Muscarinic Activity

Improved Tolerability

Large Market

- **~20M** Patients Worldwide
- **>$9B** Revenues in 2018
- **~3.5%** Growth per year

Significant Need for New Treatment Option



Side Effect and Tolerability Issues
Lead to
Limited Compliance
60%
High Relapse Rates
77%
at 1 year
90%
at 2 years
Lead to
Progression and worsening of disease
Lead to
High Discontinuation
74%
Within 18 months

Debilitating side effects of atypicals often lead to discontinuation and relapse, driving a vicious cycle of disease progression

Source: World Health Organization, DRG Market Research, Global Data

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Overview & Summary of CVL-231 CVL-231 is designed to be a novel once-daily treatment that selectively targets the M4 muscarinic receptor with the potential to provide antipsychotic activity while minimizing side effects

M4 Receptor Activation Reduces Dopamine in the Striatum



Cholinergic Neuron
M4 Auto-Receptor
CVL-231 enhances M4 auto-receptor activation in the presence of Ach
CVL-231 (PAM)
Dopaminergic tone is reduced ***without*** direct antagonistic activity on post-synaptic dopamine receptors
M4 auto-receptor activation prevents additional Ach release
Acetylcholine (Ach)
Nicotinic Receptors
Dopamine
Schizophrenia symptoms driven by ***overactivity of the dopaminergic*** mesolimbic pathway
Nucleus Accumbens
Dopamine Neuron
Mesolimbic Pathway
NAc
D1
D2
D5
VTA
D2
D3
D5
In the absence of Ach, dopamine output decreases, which ***dampens hyperdopaminergic activity*** in striatum
Potential for Decreased Psychosis
Originates from Ventral Tegmental Area (VTA)

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Cerevel's Selective M4 Modulation: A Compelling and Differentiated Approach to Drive Antipsychosis

M4 Selectively Impacts Brain Functions

Other Muscarinic Receptors	Potential Effect	M4 Muscarinic Receptor
-	Antipsychosis	✓✓
✓✓	Cognition	✓
✓✓	GI Side Effects	-
✓	Cardiovascular	✓

Receptor Subtype Selectivity Offers Potential Improvement

Xanomeline (M1/M4) data from Schizophrenia and Alzheimer's patients show targeting muscarinic receptor impacts brain function

But development limited by GI and CV side effects

Karuna's KarXT creatively addresses this by adding trospium to Xanomeline to offset side effects

Non-selective approach

M4 Knock-out mouse data suggests M4 receptors drive the antipsychotic activity of Xanomeline

M1 receptors believed to contribute to worrisome side effects

CVL-231:
Selective Potentially Once-daily M4 PAM

>600x
more selective for M4 over M1, 3 and 5

~360x
more selective than for M2

Source: 1. Shekhar et al. Am J Psychiatry, Vol 165, Aug 2008. N=20. 2 active and 3 placebo-arm patients discontinued the study, none due to adverse events.
2. Bodick et al. Arch Neurol, Vol 54, Apr 1997. N = 343. 52% of patients in high-dose arm discontinued treatment due to adverse events.

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Trial Design & Results

CVL-231 Phase 1b Trial Design

Part A: Safety Assessment

Multiple Ascending Dose

Primary Objective
- Safety & tolerability

Secondary Objective
- PK

Up to 5 Cohorts (n=10 each)



14 -21 Days In-Patient Treatment
R
n=8
5-30mg QD – 20mg BID
n=2
Placebo

Target Patient Population
- Male and female subjects, ages 18 to 50 years
- CGI-S ≤ 4 (normal to moderately ill) at screening and Day-1
- PANSS total score of ≤ 80 at the time of screening and Day-1

Part B: Pharmacodynamics

Exploratory PD Assessment
- Positive and Negative Syndrome Scale (PANSS)*
    - PANSS Positive Score
    - PANSS Negative Score
- Clinical Global Impression – Severity Scale (CGI-S)*
- Brief Assessment of Cognition in Schizophrenia (BACS) symbol coding test*



6-Week In-Patient Treatment
R
1:1:1
n=27
CVL-231 20mg BID
n=27
CVL-231 30 mg QD
n=27
Placebo

Target Patient Population
- Male and female subjects, ages 18 to 55 years
- PANSS total score of ≥80 at screening and Day -1
- CGI-S ≥4 (moderately to severely ill) at screening and Day -1
- History of relapse and/or exacerbation of symptoms when not receiving antipsychotic treatment, excluding the current episode
- Experiencing an acute exacerbation or relapse of symptoms, with onset less than 2 months prior to screening
- Population was enriched for key positive symptoms

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* Trial not designed to demonstrate statistical significance

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Phase 1b Part B: Demographics & Baseline Characteristics PBO N= 27 PBO N= 27 CVL-231 30 mg QD N= 27 CVL-231 20 mg BID N= 27 All CVL-231 N= 54 Total N= 81 Demographics Age (years) at Screening: Mean (SD)  41 (9.7)  41 (9.7) 41 (8.1) 38(9.8) 40(9.0) 40(9.2) % Male: N (%) 19 (70%) 19 (70%) 23 (85%) 21 (78%) 44 (81%) 63 (78%) Race: N (%) Black or African American 17 (63%) 17 (63%) 20 (74%) 19 (70%) 39 (72%) 56(69%) White 9 (33%) 9 (33%) 7 (26%) 7 (26%) 14 (26%) 23 (28%) Other 1 (4%) 1 (4%) 0 1 (4%) 1 (2%) 2 (2%) Weight (kg) Prior to Dosing: Mean (SD) 90.0 (16.0) 90.0 (16.0) 85.4 (13.3) 85.4 (15.4) 85.4 (14.3) 86.9 (14.9) Disease Characteristics at Baseline: Mean (SD) PANSS Total Score 93 (8.8) 93 (7.3) 97 (7.9) 95 (7.7) 95 (8.1) PANSS Positive Score 24 (2.7) 25 (3.0) 26 (2.6) 26 (2.8) 25 (2.8) PANSS Negative Score 23 (3.3) 22 (3.7) 24 (3.8) 23 (3.8) 23 (3.6) CGI-S Score 5 (0.6) 5 (0.5) 5 (0.7) 5 (0.6) 5 (0.6)

Key Pharmacodynamic Assessments

Pharmacodynamic Results Summary* Week 6 (Day 42) Placebo N=27 CVL-231 30 mg QD N= 27 CVL-231 20 mg BID N= 27 Combined CVL-231 N=54 PANSS Total Score LS Mean Change from Baseline -6.8 -19.5 -17.9 -18.7 Difference vs Placebo (p-value)† -12.7† p = 0.023 -11.1† p = 0.047 -11.9† p = 0.014 PANSS Positive Score LS Mean Change from Baseline -2.5 -6.8 -4.9 -5.8 Difference vs Placebo (p-value) -4.3 p = 0.016 -2.4 p = 0.166 -3.3 p = 0.028 PANSS Negative Score at Baseline LS Mean Change from Baseline 0.1 -3.0 -3.6 -3.3 Difference vs Placebo (p-value) -3.1 p = 0.009 -3.7 p = 0.002 -3.4 p = 0.001 *Trial originally designed to be 59% powered to detect 7 point difference in PANSS total score vs. placebo †Corresponds to Cohen’s D effect sizes at Week 6 of -0.68 for CVL-231 30 mg QD, -0.59 for CVL-231 20 mg BID, and -0.64 for the two doses combined

Key Pharmacodynamic Endpoint – PANSS Total Score 30 mg QD: 12.7 Point improvement versus placebo at Week 6 (19.5 of 30 mg QD vs 6.8 placebo) with P=0.023 20 mg BID: 11.1 Point improvement versus placebo at Week 6 (17.9 of 20 mg BID vs 6.8 placebo) with P=0.047 Combined CVL 231: 11.9 Point improvement versus placebo at Week 6 (18.7 of CVL231 vs 6.8 placebo) with P=0.014 PANSS Total Score PANSS Total Score Change from Baseline LS Mean ± SEM§ Week * * ** * * * P<0.05 vs Placebo ** P<0.01 vs Placebo § Derived from a mixed model for repeated measures (MMRM) with treatment group, visit, treatment group-by-visit interaction as fixed effect, baseline value as a covariate and the measurements within subject as repeated measures. An unstructured covariance matrix was used.

PANSS Positive Symptoms Score * P<0.05 vs Placebo ** P<0.01 vs Placebo 30 mg QD: 4.3 Point improvement versus placebo at Week 6 (6.8 of 30 mg QD vs 2.5 placebo) with P=0.016 20 mg BID: 2.4 Point improvement versus placebo at Week 6 (4.9 of 20 mg BID vs 2.5 placebo) with P=0.166 Combined CVL 231: 3.3 Point improvement versus placebo at Week 6 (5.8 of CVL231 vs 2.5 placebo) with P=0.028 Change from Baseline LS Mean ± SEM § PANSS Positive Symptoms Score Week * ** ** ** * § Derived from a mixed model for repeated measures (MMRM) with treatment group, visit, treatment group-by-visit interaction as fixed effect, baseline value as a covariate and the measurements within subject as repeated measures. An unstructured covariance matrix was used.

PANSS Negative Symptoms Score * P<0.05 vs Placebo ** P<0.01 vs Placebo 30 mg QD: 3.1 Point improvement versus placebo at Week 6 (3.0 of 30 mg QD vs -0.1 placebo) with P=0.009 20 mg BID: 3.7 Point improvement versus placebo at Week 6 (3.6 of 20 mg BID vs -0.1 placebo) with P=0.002 Combined CVL 231: 3.4 Point improvement versus placebo at Week 6 (3.3 of CVL231 vs -0.1 placebo) with P=0.001 * PANSS Negative Symptoms Score Change from Baseline LS Mean ± SEM § Week ** * * * * * ** § Derived from a mixed model for repeated measures (MMRM) with treatment group, visit, treatment group-by-visit interaction as fixed effect, baseline value as a covariate and the measurements within subject as repeated measures. An unstructured covariance matrix was used.

Safety & Tolerability

Safety & Tolerability – Adverse Events PBO N= 27 CVL-231 30 mg QD N= 27 CVL-231 20 mg BID N= 27 All CVL-231 N= 54 Days on IMP Mean (SD) 37 (9.6) 36 (12.8) 35 (13.6) 36 (13.1) Range 8, 42 4, 42 2, 42 2, 42 Number (%) Subjects with TEAE 14 ( 52%) 14 ( 52%) 15 ( 56%) 29 ( 54%) Number (%) Subjects with TEAE Related to IMP 10 ( 37%) 7 ( 26%) 12 ( 44%) 19 ( 35%) Number (%) Subjects with Serious TEAE 0 2 ( 7%) 1 ( 4%) 3 ( 6%) Number (%) Subjects with AE of Special Interest (AESI ) 3 ( 11%) 2 ( 7%) 4 ( 15%) 6 ( 11%) Number (%) Subjects with TEAE Leading to Discontinuation of IMP 0 2 ( 7%) 1 ( 4%) 3 ( 6%)

Safety & Tolerability - Adverse Events PBO N= 27 CVL-231 30 mg QD N= 27 CVL-231 20 mg BID N= 27 All CVL-231 N= 54 Number (%) Subjects Headache 7 ( 26%) 8 ( 30%) 7 ( 26%) 15 ( 28%) Nausea 1 ( 4%) 2 ( 7%) 2 ( 7%) 4 ( 7%) Back pain 1 ( 4%) 2 ( 7%) 1 ( 4%) 3 ( 6%) Blood creatine phosphokinase increased 0 1 ( 4%) 2 ( 7%) 3 ( 6%) Dizziness 0 1 ( 4%) 2 ( 7%) 3 ( 6%) Dry mouth 0 3 ( 11%) 0 3 ( 6%) Somnolence 0 1 ( 4%) 2 ( 7%) 3 ( 6%) Pruritus 0 1 ( 4%) 1 ( 4%) 2 ( 4%) Incidences of All CVL-231 ≥ 2% and > Placebo

* AESIs specified in the protocol include 1. AEs that result in the discontinuation of treatment with IMP, 2. events that satisfy the criteria for suspected Hy’s Law (ALT or AST >3 × ULN, AND serum bilirubin ≥2 × ULN, AND alkaline phosphatase <2 × ULN), 3. events of heart rate >120 bpm, and confirmed by ECG, 4. events of confirmed QTcF is >500 msec or the increase from baseline is >75 msec in subjects without significant hypokalemia, 5. events of mean triplicate blood pressure reading >160 mmHg systolic or >100 mmHg diastolic with confirmation. Safety & Tolerability PBO N= 27 CVL-231 30 mg QD N= 27 CVL-231 20 mg BID N= 27 All CVL-231 N= 54 Number (%) Subjects with SAE COVID-19 0 0 1 ( 4%) 1 ( 2%) Accidental overdose** 0 1 ( 4%) 0 1 ( 2%) Schizophrenia** 0 1 ( 4%) 0 1 ( 2%) Number (%) Subjects with AESI* Blood pressure increased 2 ( 7%) 0 0 0 Heart rate increased 1 ( 4%) 0 1 ( 4%) 1 ( 2%) Blood pressure diastolic increased 0 0 1 ( 4%) 1 ( 2%) Sinus tachycardia 0 0 1 ( 4%) 1 ( 2%) Psychotic disorder** 0 0 1 ( 4%) 1 ( 2%) Schizophrenia** 0 1 ( 4%) 0 1 ( 2%) Accidental overdose** 0 1 ( 4%) 0 1 ( 2%) **AEs leading to discontinuation of treatment with IMP. No other AE leading to discontinuation of IMP Serious AEs (SAEs) and AEs of Special Interest (AESIs) 20

Summary of Topline Results Both doses of CVL-231 demonstrated clinically meaningful improvements in PANSS Total Score: 30 mg QD: -19.5 pts at week 6 20 mg BID: -17.9 pts at week 6 Statistically significant difference in PANSS Total Score versus placebo*: 30 mg QD: -12.7 pts (p=0.023) at week 6 20 mg BID: -11.1 pts (p=0.047) at week 6 Clinically meaningful improvements in both PANSS Positive and PANSS Negative subscales Generally well-tolerated: Discontinuation rates similar between treatment and placebo (22% for each arm including placebo) Not associated with extrapyramidal side effects or weight gain Gastrointestinal (GI) side effects were infrequent and were similar between treatment and placebo Serious adverse events included COVID-19, accidental overdose, and exacerbation of schizophrenia (one instance of each) Data support advancing CVL-231 into Phase 2 program in schizophrenia and evaluating the potential for this mechanism in additional indications, including dementia-related psychosis *Trial originally designed to be 59% powered to detect 7 point difference in PANSS total score vs. placebo

Multiple Milestones Expected Over Next Three Years

Compound	Mechanism	Phase / Disease Area	2021–2023 (1H / 2H)
CVL-231	M4	Phase 1b / Schizophrenia	
Darigabat	GABA	Phase 1 / Anxiety	
Darigabat	GABA	Phase 2[1] / Epilepsy	REALIZE
Tavapadon	D1	Phase 3[1] / Early PD	TEMPO-1 (Fixed Dose) TEMPO-2 (Flex Dose)
Tavapadon *(adjunct with l-dopa)*	D1	Phase 3[1] / Late PD	TEMPO-3
CVL-871	D1	Phase 2a / Dementia-Related Apathy	
CVL-936	D3	Phase 1[2] / Substance Use Disorder	

◇ Estimated Trial Initiation ◆ Estimated Topline Data

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1. In addition, there are two open-label extension trials ongoing (REALIZE OLE for darigabat in epilepsy and TEMPO-4 for tavapadon)
2. We initiated a Phase 1 SAD trial for CVL-936 in January 2020. We concluded dosing of Cohort 1 of the Phase 1 SAD trial. We intend to conduct a multiple dose canine EEG study prior to resuming Phase 1 SAD and MAD evaluations.

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